Exhibit 23.18

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the “Form 10-K”), William Bagnell consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Dated: March 13, 2023

Signed by:

/s/ William Bagnell,
William Bagnell, P.Eng
Wood Canada Limited

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the “Form 10-K”), [Piers Wendlandt] consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Dated: March 13, 2023

Signed by:

/s/ Piers Wendlandt
Piers Wendlandt, PE
Wood PLC

CONSENT OF QUALIFIED PERSON

Regarding the "Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada", that is current as of December 31, 2021 (the ‘‘Technical Report Summary"):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the "Form 10-K"), Lewis Kitchen consents to:

●	the use of my name and status as a "Qualified Person" in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Dated: March 13, 2023

Signed by:

/s/ Lewis Kitchen
Lewis Kitchen, P.Eng
Wood

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the “Form 10-K”), Benoit Bissonnette consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Dated: March 13, 2023

Signed by:

/s/ Benoit Bissonnette
Benoit Bissonnette, Peng
Wood

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the “Form 10-K”), Benoit Bissonnette consents to:

●the use of my name and status as a “Qualified Person” in the Form 10-K
●any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Dated: March 13, 2023

Signed by:

/s/ Sheila Daniel
Sheila Daniel, P.Geo. WSP E&I Canada Ltd.

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the “Form 10-K”), Benoit Bissonnette consents to:

●the use of my name and status as a “Qualified Person” in the Form 10-K
●any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Dated: March 13, 2023

Signed by:

/s/ Steven Sibbick
Steven Sibbick, P.Geo. WSP E&I Canada Ltd.